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                                                                      EXHIBIT 25

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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                     SECTION 305 (B) (2)___________________

                THE BANK OF NOVA SCOTIA TRUST COMPANY OF NEW YORK
               (Exact name of trustee as specified in its charter)

          -------------------------------------------------------------
                   New York                         13-5691211
          (State of Incorporation               (I.R.S. employer
           If not a U.S. national bank)          Identification number)
          -------------------------------------------------------------
          One Liberty Plaza
          New York, N.Y.                               10006
          (Address of principal                     (Zip code)
          Executive office)
          -------------------------------------------------------------

          -------------------------------------------------------------

                                    LES, INC.
               (Exact name of obligor as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)

                                   75-2178928
                      (I.R.S. employer identification no.)

                         1301 Gervais Street - Suite 300
                               Columbia, SC 29201
             (Address of principal executive offices) (Postal Code)

          -------------------------------------------------------------
                       SENIOR SUBORDINATED NOTES DUE 2008
                       (Title of the indenture securities)
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Item 1.     General Information

            Furnish the following information as to the trustee:

            (a) Name and address of each examining or supervising authority to which it is subject.

                        Federal Reserve Bank of New York
                        33 Liberty Street
                        New York, N.Y. 10045

                        State of New York Banking Department
                        State House, Albany, N.Y.

            (b) Whether it is authorized to exercise corporate trust powers. The Trustee is authorized to exercise corporate trust powers.

Item 2.     Affiliation with the Obligor

            If the obligor is an affiliate of the trustee, describe each such affiliation. The obligor is not an affiliate of the Trustee.

Item 16.    List of Exhibits

            List below all exhibits filed as part of this statement of eligibility.

            Exhibit 1   -     Copy of the Organization Certificate of the
                              Trustee as now in effect. (Exhibit 1 to T-1 to Registration Statement No. 333-6688).

            Exhibit 2   -     Copy of the Certificate of Authority of the
                              Trustee to commerce business. (Exhibit 2 to T-1 to Registration Statement No. 333-6688).

            Exhibit 3   -     None; authorization to exercise corporate trust
                              powers is continued in the documents identified above as Exhibit 1 and 2.

            Exhibit 4   -     Copy of the existing By-Laws of the Trustee
                              (Exhibit 4 to T-1 to Registration Statement No.
                              333-6688).

            Exhibit 5   -     No Indenture referred to in Item 4.

            Exhibit 6   -     The consent of the Trustee required by Section 321
                              (b) of the Trust Indenture Act of 1939 (Exhibit 6 to T-1 to Registration Statement No. 333-27685).

            Exhibit 7   -     Copy of the latest Report of Condition of the
                              Trustee as of March 1, 1998.
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                                    SIGNATURE

            Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, The Bank of Nova Scotia Trust Company of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 24th day June, 1998.

                                        THE BANK OF NOVA SCOTIA TRUST
                                              COMPANY OF NEW YORK


                                        By: /s/ GEORGE E. TIMMES
                                            --------------------------
                                            George E. Timmes
                                            Vice President
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The Bank of Nova Scotia Trust Company of New York
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Legal Title of Bank

New York
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City

N.Y.                                   10006
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State                                  Zip Code

FDIC Certificate Number |__|__|__|__|__|

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for March 31, 1998

All Schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC -- Balance Sheet

                                                     Dollar Amounts in Thousands             C100
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Assets                                                                                       Mil     Thou
                                                                                 --------------------------
1.    Cash and balances due from depository institutions:
      a.  Noninterest-bearing balances and currency and coin(1)(2) ............    RCON
                                                                                   0061                50
                                                                                 --------------------------
      b.  Interest-bearing balances(3) ........................................    RCON               -0-
                                                                                   0071
-----------------------------------------------------------------------------------------------------------
2.    Securities:                                                                  RCON         1     774
      a.  Held-to-maturity securities (from Schedule RC-B, column A) ..........    1754
                                                                                 --------------------------
      b.  Available-for-sale securities (from Schedule RC-B, column D) ........    RCON
                                                                                   1773               -0-
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3.    Federal funds sold(4) and securities purchased under agreements to resell    RCON
                                                                                   1350         1     350
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

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      (1) Includes cash items in process of collection and unposted debits.

      (2) The amount reported in this item must be greater than or equal to the sum of Schedule RC-M, Items 3.a and 3.b.

      (3) Includes time certificates of deposit not held for trading.

      (4) Report "term federal funds sold" in Schedule RC, Item 4.a, "Loans and leases, net of unearned income," and in Schedule RC-C, part 1.
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
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
4.    Loans and lease financing receivables:
      a. Loans and leases, net of unearned income (from Schedule RC-C) ........
      b. LESS: Allowance for loan and lease losses ............................
      c. LESS: Allocated transfer risk reserve ................................
                                                                                 --------------------------
      d. Loans and leases, net of unearned income, allowance, and reserve
         (item 4.a minus 4.b and 4.c) .........................................
                                                                                   RCON               -0-
                                                                                   2125
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5.    Trading assets ..........................................................    RCON               -0-
                                                                                   3545
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6.    Premises and fixed assets (including capitalized leases .................    RCON
                                                                                   2145                12
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7.    Other real estate owned (from Schedule RC-M) ............................    RCON
                                                                                   2150               -0-
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8.    Investments in unconsolidated subsidiaries and associated companies (from    RCON
      Schedule RC-M) ..........................................................    2130               -0-
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9.    Customers' liability to this bank on acceptances outstanding ............    RCON
                                                                                   2155               -0-
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10.   Intangible assets (from Schedule RC-M) ..................................    RCON
                                                                                   2143               -0-
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11.   Other assets (from Schedule RC-F) .......................................    RCON
                                                                                   2160               115
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12.   a. Total assets (sum of items 1 through 11) .............................    RCON       3       301
                                                                                   2170
      b. Losses deferred pursuant to 12 U.S.C. 1823(j) ........................    RCON               -0-
                                                                                   0306
      c. Total assets and losses deferred pursuant to 12 U.S.C. 1823(j) (sum       RCON               301
         of items 12.a and 12.b) ..............................................    0307       3
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LIABILITIES
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13.   Deposits:
      a. In domestic offices (sum of totals of columns A and C from                RCON
         Schedule RC-E) .......................................................    2200       1       021
         (1) Noninterest-bearing(1) ...........................................
         (2) Interest-bearing .................................................
      b. In foreign offices, Edge and Agreement subsidiaries, and IBFs ........
         (1) Noninterest-bearing ..............................................
         (2) Interest-bearing .................................................
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

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      (1) Includes total demand deposits and noninterest-bearing time and savings deposits.
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
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
14.   Federal funds purchased(2) and securities sold under agreements to           RCON
      repurchase ..............................................................    2800               -0-
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15.   a. Demand notes issued to the U.S. Treasury .............................    RCON
                                                                                   2840               -0-
      b. Trading liabilities ..................................................    RCON
                                                                                   3548               -0-
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16.   Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases): ..............................................
      a. With a remaining maturity of one year or less ........................    RCON
      b. With a remaining maturity of more than one year through three years ..    2332               -0-
      c. With a remaining maturity of more than three years ...................    RCON
                                                                                   A547               -0-
                                                                                   RCON
                                                                                   A548               -0-
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17.   Not applicable ..........................................................
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18.   Bank's liability on acceptances executed and outstanding ................    RCON
                                                                                   2920               -0-
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19.   Subordinated notes and debentures(3) ....................................    RCON
                                                                                   3200               -0-
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20.   Other liabilities (from Schedule RC-G) ..................................    RCON
                                                                                   2930                46
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21.   Total liabilities (sum of items 13 through 20) ..........................    RCON
                                                                                   2948       1       067
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22.   Not applicable
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EQUITY CAPITAL
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23.   Perpetual preferred stock and related surplus ...........................    RCON
                                                                                   3838               -0-
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24.   Common stock ............................................................    RCON
                                                                                   3230       1       000
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25.   Surplus (exclude all surplus related to preferred stock) ................    RCON
                                                                                   3839       1       000
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

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      (2) Report "term federal funds purchased" in Schedule RC, item 16,
          "other borrowed money."

      (3) Includes limited-life preferred stock and related surplus.
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
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
26.   a. Undivided profits and capital reserves................................    RCON
                                                                                   3832               234
      b. Net unrealized holding gains (losses) on available-for-sale securities    RCON
                                                                                   8434               -0-
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27.   Cumulative foreign currency translation adjustments......................
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28.   a. Total equity capital (sum of items 23 through 27).....................    RCON
                                                                                   3210        2      234
      b. Losses deferred pursuant to 12 U.S.C. 1823(j).........................    RCON
                                                                                   0306               -0-
      c. Total equity capital and losses deferred pursuant to 12 U.S.C. 1823(j)    RCON
         (sum of items 28.a and 28.b)..........................................    3559        2      234
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29.   Total liabilities, equity capital, and losses deferred pursuant to U.S.C.
      1823(j) (sum of items 21 and 28.c).......................................
                                                                                 --------------------------
                                                                                   RCON
                                                                                   2257        3      301
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

Memorandum

To be reported only with the March Report of Condition.

1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of any date during
      1996....................................................................